                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    CHILDREN'S COMPREHENSIVE SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                     [LOGO]

                         3401 West End Avenue, Suite 500
                           Nashville, Tennessee 37203

                                 --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON WEDNESDAY, NOVEMBER 11, 1998

                                 --------------


         Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Children's Comprehensive Services, Inc. (the "Company"), will be held at the Loews Vanderbilt Plaza, located at 2100 West End Avenue, Nashville, Tennessee, on Wednesday, November 11, 1998 at 10:00 a.m., local time, for the following purposes:

         (1) To elect six directors to serve until the next Annual Meeting and until their successors are duly elected and qualified;

         (2) To consider a proposal to approve the Company's Employee Stock Purchase Plan;

         (3) To ratify the selection of Ernst & Young LLP as the Company's independent auditors for the 1999 fiscal year; and

         (4) To transact such other business as may properly be brought before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on September 18, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

         Your attention is directed to the Proxy Statement accompanying this notice for a more complete statement regarding matters to be acted upon at the meeting.

                                          By Order of the Board of Directors

                                          /s/ John C. Edmunds

                                          John C. Edmunds
                                          Secretary

Nashville, Tennessee
October 19, 1998

YOUR REPRESENTATION AT THE ANNUAL MEETING IS IMPORTANT. TO ENSURE YOUR REPRESENTATION, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD. SHOULD YOU DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AS PROVIDED IN THE ACCOMPANYING PROXY STATEMENT, AT ANY TIME BEFORE IT IS VOTED.

                     CHILDREN'S COMPREHENSIVE SERVICES, INC.

                         3401 West End Avenue, Suite 500
                           Nashville, Tennessee 37203

                                 --------------

                                 PROXY STATEMENT

                                 --------------

         The accompanying proxy is solicited by the Board of Directors of Children's Comprehensive Services, Inc. (the "Company ") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on November 11, 1998, at 10:00 a.m., local time, at the Loews Vanderbilt Plaza, and any adjournments thereof, notice of which is attached hereto.

         This Proxy Statement and the Company's Annual Report to shareholders for the fiscal year ended June 30, 1998 (the "Annual Report") have been mailed on or about October 19, 1998, to all shareholders of record on September 18, 1998.

         The purposes of the Annual Meeting are: to elect six directors; to consider a proposal to approve the Company's Employee Stock Purchase Plan; to ratify the selection of Ernst & Young LLP as the Company's independent auditors for the next fiscal year; and to transact such other business as may properly be brought before the meeting.

         A shareholder who signs and returns a proxy in the accompanying form may revoke it at any time before the shares subject to it are voted by attending the Annual Meeting and electing to vote in person, by filing with the Secretary of the Company a written revocation or by duly executing a proxy bearing a later date. Unless so revoked, the shares represented by the proxy will be voted at the Annual Meeting. Where a choice is specified on the proxy, the shares represented thereby will be voted in accordance with such specifications. If no specification is made, such shares will be voted FOR the election of all director nominees, FOR approval of the Company's Employee Stock Purchase Plan and FOR the approval of Ernst & Young LLP.

         The Board of Directors knows of no other matters which are to be brought to a vote at the Annual Meeting. However, if any other matter does come before the meeting, the persons appointed in the proxy or their substitutes will vote in accordance with their best judgment on such matters.

         The cost of solicitation of proxies will be borne by the Company, including expenses in connection with preparing, assembling and mailing this Proxy Statement. Such solicitation will be made by mail, and also may be made by the Company's regular officers or employees personally or by telephone or facsimile. The Company does not anticipate paying any compensation to any party other than its regular employees for the solicitation of proxies, but may reimburse brokers, custodians and nominees for their expenses in sending proxies and proxy material to beneficial owners.


                    VOTING STOCK OUTSTANDING AND SHAREHOLDERS

         The Board of Directors has fixed the close of business on September 18, 1998 as the record date for the Annual Meeting (the "Record Date"). The Company's only outstanding class of securities is its Common Stock. On the Record Date, the Company had outstanding 7,340,608 shares of Common Stock. Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. Shareholders will be entitled to one vote for each share of Common Stock so held, which may be given in person or by proxy authorized in writing.

                                     VOTING

         The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. An affirmative vote of a plurality of the shares represented and voting in person or by proxy at the meeting is required for the election of directors. The affirmative vote of a majority of the shares represented and voting in person or by proxy at the meeting is required for approval of the Employee Stock Purchase Plan. The ratification of the Company's selection of independent auditors, and any other business as may properly come before the meeting or any adjournments thereof, will be approved if the votes cast in favor of such proposal exceed the votes cast against such proposal.

           Under applicable securities laws, Tennessee law and the Restated Charter and Bylaws, an abstention or withholding of authority to vote will have no effect on the election of directors, approval of the Employee Stock Purchase Plan or the ratification of the Company's selection of independent auditors, since each of these matters is determined by the number of votes cast. With regard to such matters, however, shares represented at the meeting by proxies containing instructions to abstain, or withholding authority to vote, will nonetheless be counted as present for purposes of determining whether a quorum exists.

         A broker non-vote occurs when a broker holding shares registered in a street name is permitted to vote, in the broker's discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the "non-vote") on the non-routine matter. Under Tennessee law and the Company's Charter and Bylaws, broker non-votes will have no impact on the election of directors, approval of the Employee Stock Purchase Plan, or the ratification of the Company's selection of independent auditors. Shares represented by a proxy card marked with a non-vote will be counted as present for purposes of determining the existence of a quorum.

                        PROPOSAL 1. ELECTION OF DIRECTORS

         Directors are elected each year to hold office until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. The Company's Bylaws provide for a minimum of three (3) and a maximum of fifteen (15) directors, the exact number to be set by the Board of Directors. The current Board of Directors consists of six (6) members, all of whom are nominees to be elected as directors at the Annual Meeting. Unless contrary instructions are received, shares represented by proxies will be voted in favor of the election as directors of all the nominees named below. If for any reason any of such nominees is unable to serve, the persons voting the proxy have advised the Company that they will vote for such substitute nominees as the Board of Directors of the Company may propose. The Board of Directors has no reason to expect that any of these nominees will be unable to be candidates at the Annual Meeting, and therefore, does not at this time have any substitute nominees under consideration. The information relating to the six nominees set forth below has been furnished to the Company by the individuals named.

         The directors shall be elected by a plurality of the votes cast in the election by holders of the Common Stock represented and entitled to vote at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW.

                                    DIRECTORS


          Name                      Age          Position(s) with Company                 Director Since
-----------------------------       ---       ---------------------------------      -----------------------
William J Ballard                   56        Chairman, Chief Executive Officer          May 1993
                                              and Director
Amy S. Harrison                     48        Vice Chairman, President                   May 1988
                                              and Director
Martha A. Petrey, Ph.D.             55        Executive Vice President and               May 1988
                                              Director
Thomas B. Clark                     56        Director                                   September 1994
Joseph A. Fernandez, Ed.D.          62        Director                                   September 1994
David L. Warnock                    40        Director                                   September 1994


         Mr. Ballard has served as Chief Executive Officer of the Company since March 1993, as a director since May 1993, and as Chairman of the Board since September 1994. Mr. Ballard also served as President of the Company from March 1993 to February 1996. From May 1992 through March 1993, Mr. Ballard served as Vice President of Cumberland Health Systems, Inc., in connection with its proposed merger with the Company. From June 1990 through May 1992, Mr. Ballard served as Vice President - Finance and Treasurer of the Company. Prior to such time, Mr. Ballard served as President of Paladin Capital, Inc. from March 1988 through May 1990, and as President of Major Safe Co., Inc. from 1973 through 1987.

         Ms. Harrison has served as Vice Chairman of the Company since May 1990, as President since February 1996 and as a director of the Company since May 1988. From March 1988 through September 1994, Ms. Harrison served as an Executive Vice President of the Company. In 1977 Ms. Harrison founded a group of corporations collectively known as Advocate Schools, and served as an executive officer and a director of those corporations until their acquisition by the Company in March 1988. Ms. Harrison also currently serves as a consultant to the California State Department of Education and has had numerous state and county appointments.

         Dr. Petrey has served as an Executive Vice President of the Company since March 1988 and as a director since May 1988. Dr. Petrey served as an executive officer and a director of Advocate Schools from 1980 until their acquisition by the Company in March 1988. Dr. Petrey holds a Ph.D. in clinical psychology from the University of South Carolina and is a licensed clinical psychologist with experience in both public and private practice.

         Mr. Clark is President of Pinkerton Consulting & Investigations Division, a division of Pinkerton's, Inc., a security services firm. From October 1994 until July 1997, Mr. Clark was an attorney-at-law in private practice. From January 1994 until October 1994, he served as Executive Vice President-Administration and General Counsel of Genesco Inc., a footwear and apparel manufacturer and retailer headquartered in Nashville, Tennessee. Prior to assuming that position, Mr. Clark served as a partner in the law firm of Boult, Cummings, Conners & Berry in Nashville, Tennessee from 1987 to 1994.

         Dr. Fernandez is President of Joseph A. Fernandez & Associates, Inc., an education consulting firm. From June 1993 until June 1996, Dr. Fernandez served as President and Chief Executive Officer of School Improvement Services, Inc., a Winter Park, Florida organization which provides consulting services related to school improvement at the state, district or school level. From June 1993 until July 1994, Dr. Fernandez also served as the President of the Council of Great City Schools, a Washington, D.C. based organization representing fifty of the largest urban school districts in the United States. Prior to assuming such positions in 1993, Dr. Fernandez served as Chancellor of the New York City Public Schools from 1990 to 1993 and as Superintendent of the Dade County Public Schools in Miami, Florida from 1987 to 1990. Dr. Fernandez holds an Ed.D. from Nova University.

         Mr. Warnock has been a partner at Cahill, Warnock & Company, an investment management company, since June 1995. Prior to joining Cahill, Warnock & Company, Mr. Warnock served as President of T. Rowe Price Strategic Partners II, L.P., the general partner of T. Rowe Price Strategic Partners Fund II, L.P., a principal shareholder of the Company, and as a Vice President of T. Rowe Price Associates, Inc. See "Security Ownership of Certain Beneficial Owners and Management - Certain Beneficial Owners." Mr. Warnock serves as a director on the boards of Alliance National, Inc., Environmental Safeguards, Inc. and Concorde Career Colleges, Inc.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Company's Compensation Committee (the "Compensation Committee") is currently composed of Messrs. Clark and Warnock and Dr. Fernandez. The Compensation Committee, which met 3 times during the fiscal year ended June 30, 1998, is responsible for review and approval of the Company's executive compensation policies and administers the Company's stock incentive plans. See "Executive Compensation - Compensation Committee Report."

         The Company's Audit Committee (the "Audit Committee") is currently composed of Messrs. Clark and Warnock and Dr. Fernandez. The Audit Committee, which met 2 times during the fiscal year ended June 30, 1998, reviews the Company's internal accounting controls and systems, the results of the Company's annual audit and the Company's accounting policies and any changes therein.

         The Nominating Committee, which did not formally meet during the fiscal year ended June 30, 1998, is currently composed of all the members of the Board of Directors. The primary function of the Nominating Committee is to recommend persons to be considered for election to the Board of Directors. In making such recommendation, the Nominating Committee will consider nominations submitted by shareholders to the Secretary of the Company prior to the deadline for shareholder proposals as further described under "Proposals of Shareholders" below.

         During the fiscal year ended June 30, 1998, the Company's Board of Directors met five times. Every incumbent director attended at least seventy-five percent (75%) of the combined total meetings of the Board of Directors and committees of the Board of Directors on which the director served at any time during the fiscal year ended June 30, 1998.

DIRECTOR COMPENSATION

         The Company's non-employee directors receive an annual retainer of $4,000 and reimbursement for expenses. In addition, under the provisions of the Company's 1997 Stock Incentive Plan, the Company's non-employee directors each receive an automatic annual stock option grant to purchase 5,000 shares of Common Stock with an exercise price equal to the fair market value of the Common Stock on the date of grant. The Board of Directors may, in the future, adjust the compensation of directors as it deems advisable and consistent with the best interests of the Company and its shareholders and the financial abilities of the Company.

                               EXECUTIVE OFFICERS

         The following are the current executive officers of the Company.


       NAME                                  AGE                       POSITION(S) WITH COMPANY
-----------------------                      ---             ----------------------------------------------------
William J Ballard                             56             Chairman, Chief Executive Officer and Director
Amy S. Harrison                               48             Vice Chairman, President and Director
Martha A. Petrey, Ph.D.                       55             Executive Vice President and Director
H. Neil Campbell                              44             Executive Vice President
Stephen H. Norris                             53             Executive Vice President
Vicki M. Agee, Ph.D.                          59             Vice President
Kathryn Behm Celauro                          50             Vice President Business Development
John C. Edmunds                               44             Vice President, Secretary and Treasurer
Barbara M. Lonardi                            45             Vice President Corporate Resources and Compliance
Mary P. Trainor                               52             Vice President
Donald B. Whitfield                           46             Vice President Finance and Chief Financial Officer

         The following background information relates to those executive officers who are not also directors. For information regarding the executive officers who are also directors, see "Directors."

         Mr. Campbell has served as an Executive Vice President of the Company since June 1997. Since December 1995 Mr. Campbell has served as the President and Chief Executive Officer of Vendell Healthcare, Inc. and from December 1993 until December 1995 he served as Executive Vice President and Chief Financial Officer of Vendell Healthcare, Inc. Mr. Campbell served as Senior Vice President of the Medical Markets Group of General Electric Capital Corporation from December 1992 until December 1993 and as Vice President Finance for OrNda Healthcorp from November 1990 until December 1992.

         Mr. Norris has served as an Executive Vice President of the Company since April 1993. From June 1990 through March 1993, Mr. Norris served as President of the Company. From December 1988 to May 1990, Mr. Norris served as Executive Director of the Tennessee Business Roundtable and, from 1985 to 1988, Mr. Norris served as Commissioner of the Tennessee Department of Correction.

         Dr. Agee has served as a Vice President of the Company since September 1995. From July 1991 through September 1995, Dr. Agee served as Senior Vice President and Clinical Director for Youth Services International, Inc. Prior to July 1991, Dr. Agee served as Director of Correctional Services for New Life Youth Services, Inc. Dr. Agee holds a Ph.D. in clinical psychology from the University of Texas and is a licensed clinical psychologist.

         Ms. Celauro has served as Vice President Business Development since November 1993. From April 1993 through October 1993, Ms. Celauro served as a Vice President of Cumberland Health Systems, Inc. From January 1987 through March 1993, Ms. Celauro served in various capacities with the Company, including Senior Vice President, Vice President and Secretary. From September 1985 to January 1987, Ms. Celauro served as Commissioner of Revenue for the State of Tennessee. Prior to that time, she served as legal counsel to the Commissioner of Finance and Administration and was an Assistant Attorney General for the State of Tennessee for four years.

         Mr. Edmunds has served as Vice President, Secretary and Treasurer of the Company since November 1997. Prior to joining the Company in June 1997, Mr. Edmunds was employed by Vendell Healthcare from January 1992 where he served as Vice President, Secretary and Controller. Mr. Edmunds served as Vice President and Controller for Southlife Holding Company from April 1988 through January 1992. Mr. Edmunds is a certified public accountant.

         Ms. Lonardi has served as Vice President Corporate Resources and Compliance since June 1997, and as Regional Vice President of Human Resources and Training for the Company from September 1996 through May 1997. From 1992 to 1996 Ms. Lonardi served as an Assistant Administrator with First Hospital Corporation, and from 1985 to 1992 Ms. Lonardi served as Director of Personnel and Training for the Company.

         Ms. Trainor has served as a Vice President of the Company since 1989. Ms. Trainor served as Administrative Director of Advocate Schools from 1985 to 1988 and joined the Company as Director of Operations, Advocate Schools and Group Homes in March 1988 following the Company's acquisition of Advocate Schools.

         Mr. Whitfield has served as Vice President Finance and Chief Financial Officer of the Company since November 1997. From 1993 to 1997, he served as Vice President Finance, Secretary and Treasurer of the Company. Mr. Whitfield has been employed by the Company since March 1988 in various other capacities, including Controller, Assistant Secretary and Assistant Treasurer. Mr. Whitfield is a certified public accountant.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information as of October 14, 1998 with respect to those persons known to the Company to be the beneficial owners of more than five percent (5%) of the Common Stock. Unless otherwise noted, the Company has been advised that all of the shares listed below are beneficially owned and, the sole investment and voting power is held, by the person or entity named.

                                                                       AMOUNT AND NATURE OF
      NAME AND ADDRESS OF BENEFICIAL OWNER                             BENEFICIAL OWNERSHIP          PERCENT OF CLASS
---------------------------------------------------                    --------------------          ----------------
The Kaufmann Fund, Inc. (1)                                                   500,000                     6.81%
140 East 45th Street, 43rd Floor
New York, New York 10017

T. Rowe Price Strategic Partners Fund II, L.P. (2)                            500,000                     6.81%
100 East Pratt Street
Baltimore, Maryland 21202

Equitable Asset Management, Inc. (3)                                          401,547                     5.47%
511 Union Street, Suite 800
Nashville, Tennessee 37219

Amy S. Harrison                                                               374,914 (4)                 5.06%
11980 S. Mt. Vernon
Grand Terrace, California 92324

----------

(1) Based on information included in Form 13G filed by The Kaufmann Fund, Inc. with the Securities and Exchange Commission on January 29, 1998.
(2)  Based on discussions with T. Rowe Price Strategic Partners Fund II, L.P.
(3) Based on information included in Form 13G filed by Equitable Asset Management, Inc. with the Securities and Exchange Commission on March 19, 1998.
(4) Includes 70,335 shares issuable upon exercise of outstanding stock options granted to Ms. Harrison. The shares issuable to Ms. Harrison upon the exercise of these options are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by her, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information as of October 14, 1998 with respect to the Common Stock beneficially owned by each director, each of the executive officers named in the Summary Compensation Table (collectively, the "Named Officers"), and by all directors and executive officers as a group. Unless otherwise noted, the Company has been advised that all of the shares listed below are beneficially owned, and the sole investment and voting power is held, by the person named.


                                                        AMOUNT AND NATURE OF
              NAME                                     BENEFICIAL OWNERSHIP(1)               PERCENT OF CLASS
--------------------------------------                 -----------------------               ----------------
Amy S. Harrison(2)(3)                                          374,914                             5.06%
Martha A. Petrey, Ph.D.(2)(3)                                  331,580                             4.49%
William J Ballard(2)(3)                                         96,334                             1.30%
Thomas B. Clark(2)                                              16,000(4)                            *
Joseph A. Fernandez, Ed.D.(2)                                   22,328(5)                            *
David L. Warnock(2)                                             51,450(6)                            *
H. Neil Campbell(3)                                             28,267                               *
Stephen H. Norris (3)                                           30,601
All Executive Officers and Directors as                      1,027,145                            13.41%
         a Group (14 persons)

----------
  *  Less than one percent

(1) Pursuant to rules of the Securities and Exchange Commission (the "SEC"), the shares indicated include the following shares issuable upon exercise of outstanding stock options:


                    William J Ballard                              55,334
                    Amy S. Harrison                                70,335
                    Martha A. Petrey, Ph.D                         47,001
                    Stephen H. Norris                              25,001
                    H. Neil Campbell                               11,667
                    Thomas B. Clark                                15,000
                    Joseph A. Fernandez, Ed.D                      15,000
                    David L. Warnock                               15,000
                    All Executive Officers and
                         Directors as a Group                     315,717

     The shares issuable to each of these persons and to all executive officers and directors as a group upon the exercise of these options are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by that person and for all executive officers and directors as a group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person.
(2)  Director.
(3)  Named Officer.
(4) Includes 1,000 shares of Common Stock held by the spouse of Mr. Clark, of which Mr. Clark disclaims beneficial ownership.
(5) The shares indicated also include a warrant to purchase 3,858 shares of Common Stock.
(6) Includes 13,000 shares held by Camden Partners, L. P. ("Camden") of which Mr. Warnock is a responsible person. Mr. Warnock is a 50% owner of Cahill Warnock & Co., LLC, which is the General Partner of Camden, and which also owns 13.2% of Camden. Mr. Warnock is also a limited partner of Camden, owning a 6.6% interest for his personal IRA. Mr. Warnock disclaims beneficial ownership of any shares in which he does not have an actual pecuniary interest.

REPORTS OF BENEFICIAL OWNERSHIP UNDER SECTION 16(A) OF THE EXCHANGE ACT

     Pursuant to rules promulgated under the Securities Exchange Act of 1934, as amended, the Company's directors, executive officers and any person holding more than ten percent (10%) of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the SEC. These persons also are required by SEC regulations to furnish the Company with copies of these reports. Specific due dates for these reports have been established and the Company is required to report any failure to file by these dates. Based solely on a review of the reports furnished to the Company and written representations from the Company's directors and executive officers, the Company believes that all of these filing requirements were satisfied by the Company's directors, executive officers and ten percent (10%) holders during the 1998 fiscal year.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The table below shows information concerning the annual and long-term compensation for services in all capacities to the Company for the past three fiscal years, and for the three months ended June 30, 1996 (see note 1 below), for the Chief Executive Officer and the Company's other four most highly compensated executive officers who were serving as executive officers at June 30, 1998 (collectively, the "Named Officers").

                                                                                                  Long-Term
                                                Annual Compensation                              Compensation
                                 --------------------------------------------------              ------------
                                                                                                     Awards
                                                                                                 ------------
  Name and Principal             Year or                                                            Options/         All Other
       Position                  Period               Salary ($)           Bonus ($)                SARs (#)       Compensation($)
       --------                  ------               ----------           ---------                --------       ---------------
William J Ballard                1998                   200,000              95,000                     ---
Chairman, Chief                  1997                   165,000              91,015                  50,000
Executive Officer and            1996(1)                 40,000              26,059                  10,000
Director                         1996                   160,000              94,429                  12,000               --

Amy S. Harrison                  1998                   200,000             100,000                  10,000
Vice Chairman,                   1997                   165,000              91,015                  25,000
President and Director           1996(1)                 40,000              26,059                  10,000
                                 1996                   160,000              94,429                  12,000            90,000(2)

Martha A. Petrey, Ph.D.          1998                   130,000              45,000                   5,000
Executive Vice                   1997                   130,000              37,264                   7,000
President and Director           1996(1)                 32,500              13,029                   5,500
                                 1996                   130,000              47,214                   8,000            90,000(2)

H. Neil Campbell                 1998                   175,000              70,000                  20,000
Executive Vice                   1997(3)                 14,722                 ---                  35,000
President

Stephen H. Norris                1998                   125,000              50,000                   5,000
Executive Vice                   1997                   103,125              46,166                  10,000
President                        1996(1)                 25,000              10,858                   5,500
                                 1996                    96,557              35,411                   8,000               --

----------------------------

(1) In March 1997, the Company's Board of Directors voted to change the fiscal year end from March 31 to June 30, effective with the three month period ended June 30, 1996. These reported amounts reflect compensation for the three month period ended June 30, 1996.
(2) Consists of supplemental compensation paid to Ms. Harrison and Dr. Petrey.
(3)      Assumed current position June 1997.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

         The table below shows information concerning the grants of stock options pursuant to the 1997 Stock Incentive Plan during the fiscal year ended June 30, 1998 to the Named Officers. No Stock Appreciation Rights ("SARs") have ever been granted by the Company.

                                                                                      Potential Realizable
                                                                                        Value at Assumed
                                                                                      Annual Rates of Stock
                                                                                     Price Appreciation For
                                          Individual Grants                                Option Term
-----------------------------------------------------------------------------      -----------------------------
                             Number       % of Total
                               of          Options/
                           Securities        SARs
                           Underlying     Granted to
                            Options/       Employees    Exercise
                              SARs            in         or Base
                             Granted        Fiscal        Price    Expiration
            Name               (#)           Year        ($/Sh)       Date          5%($)         10%($)
-----------------------    ----------     ----------    ------      --------       -------       -------
William J Ballard                 --         --           --              --            --            --
Amy S. Harrison               10,000          6.4%        18.25      8/13/07       114,773       290,058
Martha A. Petrey, Ph.D         5,000          3.2%        17.64      5/21/08        55,461       140,548
Stephen H. Norris              5,000          3.2%        17.64      5/21/08        55,461       140,548
H. Neil Campbell              20,000         12.9%        17.64      5/21/08       221,843       562,193

AGGREGATED OPTION/SAR EXERCISES
IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

         The table below provides information as to the number of shares acquired during the fiscal year ended June 30, 1998 upon the exercise of outstanding options and the value realized upon exercise. Also reported are the number of shares covered by both exercisable and unexercisable stock options as of June 30, 1998 and the values for the "in-the-money" options, which represent the spread between the exercise price of any such existing stock options and the fiscal year end price of the Common Stock.


                                                                          Number of Securities             Value of Unexercised
                                                                         Underlying Unexercised                In-the Money
                                         Shares                              Options/SARs at                  Options/SARs at
                                        Acquired                              Year End (#)                      Year End ($)
                                           on                            ---------------------------       -------------------------
                                         Exercise        Value               Exercisable (E)/                  Exercisable (E)/
            Name                           (#)        Realized($)           Unexercisable (U)                 Unexercisable (U)
-----------------------------          -----------    ------------       ---------------------------       -------------------------
William J Ballard                        40,000         $710,200              $ 55,334 E                         $  395,918 E
                                                                                36,666 U                             95,832 U

Amy S. Harrison                              --               --                70,335 E                            529,460 E
                                                                                26,665 U                             47,915 U

Martha A. Petrey, Ph.D.                      --               --                47,001 E                            392,335 E
                                                                                11,499 U                             13,415 U

H. Neil Campbell                             --               --                11,667 E                                 --
                                             --               --                43,333 U                                 --

Stephen H. Norris                         5,000          100,000                25,001 E                            202,835 E
                                                                                13,499 U                             19,165 U

         The Company has no long-term incentive plans or defined benefit or actuarial plans covering any employees of the Company as is defined in SEC regulations.

DISCLOSURE OF COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee is composed of Messrs. Clark and Warnock and Dr. Fernandez. See "Certain Transactions."

CERTAIN TRANSACTIONS

         Amy S. Harrison and Martha A. Petrey, Ph.D., who serve as executive officers and directors of the Company, lease certain operating properties to the Company. Payments to Ms. Harrison and Dr. Petrey under these month-to-month rental arrangements totaled $115,000 for the fiscal year ended June 30, 1998.

         In June 1996, the Company entered into a one-year agreement with Joseph Fernandez and Associates, Inc. for marketing and consulting services. Dr. Fernandez serves as President of Joseph Fernandez and Associates, Inc. This Agreement was continued on a month to month basis from July 1997 through March 1998. Payments under this Agreement during fiscal 1998, including reimbursable expenses, totaled $33,000.

COMPENSATION COMMITTEE REPORT

         The Compensation Committee is responsible for review and approval of the Company's executive compensation policies and administers the Company's stock incentive plans. See "Meetings and Committees of the Board of Directors." The Company's executive compensation policies are designed to provide competitive levels of compensation, while integrating total compensation with Company performance. Accordingly, the Company's executive compensation program has three primary components: base salary, annual bonus, and stock option awards.

         The Compensation Committee approves salary and bonus ranges. Bonus awards are tied directly to the achievement of specified operating results. The specific criteria for awarding bonuses and the amounts of such bonuses are determined by the Compensation Committee, and are based on the attainment of targeted levels of earnings. For the fiscal year ended June 30, 1998, the Company exceeded the targeted level of earnings and, consequently, the executive officers of the Company received performance bonuses which aggregated $488,250.

         The Compensation Committee believes that stock options are an excellent means for compensating employees because options tend to reward their holders for long-term market performance of the Common Stock. The Company generally grants options with exercise prices equal to the market price on the date of the grant and the options are exercisable over a ten-year period. In the fiscal year ended June 30, 1998, the Company granted an aggregate of 72,500 stock options to executive officers in recognition of their prior service to the Company and as an incentive to such officers to more closely align their interests with the Company's shareholders and promote the Company's long-term success. Subsequent to year-end, the Compensation Committee determined that, in light of recent reductions in the Company's stock price that resulted from market volatility, and in order to provide a greater incentive to management of the Company to increase the value of the Company's Common Stock for all shareholders, the options to purchase 62,500 shares of Common Stock issued on May 21, 1998 to executive officers would be canceled and new options issued to the same officers with an exercise price equal to the fair market value on the date of such re-issuance.

         The Company's Chief Executive Officer, William J Ballard, does not have an employment agreement with the Company; however, the Company's employment relationship with Mr. Ballard is reviewed annually. The Compensation Committee believes that Mr. Ballard's base salary of $200,000 is competitive with the base salary of other chief executive officers of comparably sized companies. Mr. Ballard is also eligible for an incentive bonus based on the Company's operating performance in fiscal 1999. The specific criteria for the awarding of such bonus is approved by the Compensation Committee. The Compensation Committee believes that the compensation package offered to Mr. Ballard is appropriate in relation to compensation packages for similarly situated officers of publicly held companies, especially in light of the record financial performance of the Company in fiscal 1998.

         The Compensation Committee believes it is appropriate to take into account the $1,000,000 limit on the deductibility of executive compensation for federal income tax purposes enacted as part of the 1993 Omnibus Budget Reconciliation Act ("OBRA") and to seek to qualify the Company's long-term compensation awards as performance-based compensation excluded from the $1,000,000 limit. Because the Company is in no immediate danger of losing any deduction, the Company has not yet taken any action to qualify its stock incentive plans as performance-based compensation.

         The tables set forth under "Executive Compensation" and the accompanying narrative and footnotes reflect the decisions covered by the above discussion.

Thomas B. Clark
Joseph A. Fernandez, Ed.D.
David L. Warnock

                             STOCK PERFORMANCE GRAPH

         The following graph demonstrates the cumulative total return to shareholders of the Common Stock during the previous five years in comparison to the cumulative total return on the Nasdaq Stock Market (U.S. Companies) and a select peer group of companies. The cumulative total return basis assumes reinvestment of dividends.

                                                 1993         1994         1995         1996         1997         1998
                                                 ----         ----         ----         ----         ----         ----
Children's Comprehensive Services, Inc.          100.0        440.0        520.0     2293.3       1506.7         1586.7
Nasdaq Stock Market                              100.0        101.0        134.8      173.0        210.4          277.6
Peer Group Index                                 100.0         90.3        121.3      207.2        266.6          328.2




*        Peer Group index includes Companies in SIC 8200, Educational Services.
         The index was prepared by the Center for Research in Securities Prices, The University of Chicago Graduate School of Business.

              PROPOSAL 2: APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

GENERAL

         The Company believes in providing the opportunity for its employees to obtain a proprietary interest in the Company. To that end, on November 12, 1997 the Board of Directors voted to adopt, subject to shareholder approval, the Children's Comprehensive Services, Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan"). A summary of the Stock Purchase Plan is set forth below.

         The Stock Purchase Plan provides eligible employees of the Company and its subsidiaries the opportunity to purchase shares of Common Stock at a discounted price through accumulated payroll deductions. The purpose of the Stock Purchase Plan is to attract and retain individuals with a high degree of training, experience, expertise and ability, to provide an opportunity for such individuals to acquire a proprietary interest in the success of the Company and to more closely align their interests with those of the Company's shareholders.

ELIGIBILITY

         In order to be eligible to participate in the Stock Purchase Plan, an individual must be an employee of the Company or one of its subsidiaries and must have been employed in such capacity for a period of at least six continuous months prior to the first day of any Option Period (as defined below); provided, however, any employee whose customary employment is twenty hours per week or less or whose customary employment is for not more than five months in any calendar year is not eligible to participate in the Stock Purchase Plan. Also, any employee who is a five percent or greater shareholder of the Company's voting stock is not eligible to participate in the Stock Purchase Plan.

         If the Company acquires or creates a new subsidiary, employees of such subsidiary will automatically become eligible to participate in the Stock Purchase Plan, unless otherwise determined by the Board of Directors. Where a subsidiary is acquired, its employees may be given credit for service with the acquired subsidiary prior to the acquisition for purposes of satisfying the requirement of six months continuous employment. As of August 31, 1998, the Company had approximately 1,600 full-time employees, and estimates that in excess of three-fourths of such employees would have been eligible to participate in the Stock Purchase Plan.

PARTICIPATION

         Participation in the Stock Purchase Plan is voluntary and eligible employees may enroll by specifying the amount of compensation to be deducted during each payroll period for the purchase of shares of Common Stock. The Stock Purchase Plan operates on the basis of successive three month periods commencing on (i) January 1 and ending on March 31; (ii) April 1 and ending on June 30;
(iii) July 1 and ending on September 30; and (iv) October 1 and ending on December 31 (each of which is hereinafter referred to as an "Option Period"). Assuming shareholder approval is obtained, the first Option Period will begin on January 1, 1999.

         Pursuant to the terms of the Stock Purchase Plan, eligible employees of the Company may elect to deduct during each bi-weekly or monthly payroll period not less than $10.00 or $20.00, respectively, and up to fifteen percent (15%) of their base pay (subject to the limitations set forth below). The dollar amount deducted each pay period shall be credited to the Participant's Contribution Account. No interest will accrue on any contributions or on the balance in a Participant's Contribution Account. On the last trading day of each Option Period (the "Exercise Date"), the amount deducted from each participant's salary over the course of the Option Period will be used to purchase shares of Common Stock at a purchase price equal to the lesser of (i) 85% of the closing market price of the Common Stock on the Exercise Date or (ii) 85% of the closing market price of the Common Stock on the first trading date of each Option Period (the "Grant Date"). Purchases by each participant are limited to $25,000 of market value of Common Stock in any calendar year. If the total number of shares of Common Stock to be purchased by all participants on an Exercise Date exceeds the number of shares of Common Stock remaining authorized for issuance under the Stock Purchase Plan, a pro-rata allocation of the shares of Common Stock available for issuance will be made among participants.

         To be eligible or to change the amount of withholding for an Option Period, a participant must have completed an enrollment form specifying the amount to be withheld no later than fifteen (15) days prior to the commencement of an

Option Period. An employee may at any time, in writing, elect to withdraw from the Stock Purchase Plan and to have the employee's contributions returned to him or her, unless such withdrawal request is within fifteen (15) days of the Exercise Date in an Option Period. In such a case, the employees's contributions during such Option Period will be used to purchase shares on the Exercise Date for the benefit of the participant.

         Upon termination of employment as a result of death, disability or retirement (at or after age 65) during an Option Period, no further contributions will be made to a participant's account. In such an event, the participant or his or her legal representative may elect to withdraw the balance of the participant's account, but if no such request is made, the balance will be used to purchase shares of Common Stock on the next Exercise Date. In the event of a termination of a participant's employment for a reason other than death, disability or retirement during an Option Period, no further contributions will be made and the remaining balance will be paid in cash to the former employee.

FEDERAL INCOME TAX CONSEQUENCES

         The Stock Purchase Plan is intended to qualify for favorable tax treatment under Section 423 of the Code. Pursuant to the Code, participants generally would not immediately recognize income for federal tax purposes of the amount of the initial discount when shares of Common Stock are purchased. If the recipient of Common Stock under the Stock Purchase Plan disposes of the shares before the end of the holding period (two years after the Grant Date), he or she generally will recognize ordinary income in the year of disposition in an amount equal to the difference between his or her purchase price and the market value of the Common Stock on the Exercise Date. The excess (if any) of the amount received upon disposition over the market value on the Exercise Date will be taxed as capital gain. If a disposition does not occur until after the expiration of the holding period, the recipient generally will recognize ordinary income in the year of disposition equal to the lesser of (i) the original discount on the shares of Common Stock assuming the shares had been purchased on the Grant Date or (ii) the excess of the fair market value of such shares on the date of disposition over the price paid by the recipient on the Exercise Date. The excess (if any) of the amount received upon disposition over the tax basis (i.e., purchase price plus amount taxed as ordinary income) will be taxed as capital gain. The Company generally will not be entitled to a tax deduction for compensation expense of the original sales to participants, but may be entitled to a deduction if a participant disposes of Common Stock received under the Stock Purchase Plan prior to the expiration of the applicable holding periods.

ADMINISTRATION

         A committee composed of one or more individuals to whom authority is delegated by the Board of Directors (the "Plan Administrator") will administer the Stock Purchase Plan. The Plan Administrator will administer the Stock Purchase Plan and keep records of the contribution account balance of each participant, interpret the Stock Purchase Plan, and determine all questions arising as to eligibility, contributions, determination of the Exercise Price and all other matters of administration. The Plan Administrator may delegate any or all of the foregoing duties. The initial Plan Administrator shall be the Compensation Committee. All costs and expenses of administering the Stock Purchase Plan shall be paid by the Company. No brokerage commissions will be charged on a participant's purchase of Common Stock.

AMENDMENT

         The Board of Directors may at any time amend the Stock Purchase Plan in any respect, including termination of the Stock Purchase Plan, without notice to participants. If the Stock Purchase Plan is terminated, all options outstanding at the time of termination shall become null and void and the balance in each participant's contribution account shall be paid to that participant. Without the approval of the shareholders of the Company, however, the Stock Purchase Plan may not be amended to increase the number of shares reserved under the Stock Purchase Plan (except pursuant to certain changes in the capital structure of the Company).

NUMBER OF SHARES RESERVED UNDER STOCK PURCHASE PLAN

         The Company has reserved, subject to shareholder approval, 350,000 shares of Common Stock for issuance under the Stock Purchase Plan. The aggregate number of shares of Common Stock reserved under the Stock Purchase Plan and the calculation of the Exercise Price shall be adjusted by the Plan Administrator (subject to direction by the Board of Directors) in an equitable manner to reflect changes in the capitalization of the Company, including, but not limited to, such changes as result from merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, combination of shares, exchange of shares and change in corporate structure. If any such adjustment would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares available under the Stock Purchase Plan and the number of shares covered under any options granted pursuant to the Stock Purchase Plan shall be the next lower number of shares, rounding all fractions downward.

RIGHT AS A SHAREHOLDER

         At the time funds are used to purchase Common Stock under the Stock Purchase Plan, a participant shall have all the rights and privileges of a shareholder of the Company with respect to whole shares purchased under the Stock Purchase Plan, whether or not certificates representing such shares have been issued.

RESTRICTIONS ON SALE

         Participants in the Stock Purchase Plan may not sell, transfer, or otherwise dispose of any shares of Common Stock obtained under the Stock Purchase Plan until the earlier of (i) one year from the Exercise Date for such shares of Common Stock or (ii) Participant's termination of employment with Employer for any reason, including death, retirement or disability. In the event that a Participant requests the issuance of a certificate representing Common Stock issued to such Participant pursuant to the Stock Purchase Plan, such certificate will contain an appropriate legend describing the holding period under the Stock Purchase Plan.

NEW PLAN BENEFITS

         It is not possible to determine how many eligible employees will participate in the Stock Purchase Plan in the future. Therefore, it is not possible to determine with certainty the dollar value or number of shares of Common Stock that will be distributed under the Stock Purchase Plan.

         The affirmative vote of a majority of the shares of Common Stock present and voting thereon is required for adoption of this proposal.

         The Board of Directors believes it is in the best interests of the Company and its shareholders to adopt the Stock Purchase Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

               PROPOSAL 3: RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has appointed Ernst & Young LLP as independent auditors of the Company for the 1999 fiscal year, subject to approval by the shareholders. Ernst & Young LLP has served as the Company's independent auditors since its inception in July 1985. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if such representative so desires, and will be available to respond to appropriate questions.

         This proposal will be adopted if the number of votes cast in favor of the proposal exceed the number of votes cast against the proposal.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

                            PROPOSALS OF SHAREHOLDERS

         Shareholders intending to submit proposals for presentation at the fiscal 1999 Annual Meeting of Shareholders of the Company and inclusion in the proxy statement and form of proxy for such meeting should forward such proposals to John C. Edmunds, Secretary, Children's Comprehensive Services, Inc., 3401 West End Avenue, Suite 500, Nashville, Tennessee 37203. Proposals must be in writing, must be received by the Company prior to June 18, 1999 and must satisfy the other requirements of the federal securities laws. In the event that a proposal intended to be presented for action at the 1999 Annual Meeting of Shareholders by any shareholder of the Company is not received prior to September 3, 1999, then the management proxies will be permitted to use their discretionary voting authority with respect to that proposal, whether or not the proposal is discussed in the Proxy Statement. Proposals should be sent to the Company by certified mail return receipt requested.


                                          By Order of the Board of Directors

                                          /s/ John C. Edmunds

                                          John C. Edmunds
                                          Secretary

                                                                      APPENDIX A

                     CHILDREN'S COMPREHENSIVE SERVICES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


                                    ARTICLE I

                                  INTRODUCTION

         1.1 Establishment of Plan.

         Children's Comprehensive Services, Inc., a Tennessee corporation ("CCS") with principal offices located in Nashville, Tennessee, adopts the following employee stock purchase plan for its eligible employees, effective on January 1, 1999. This Plan shall be known as the Children's Comprehensive Services, Inc. Employee Stock Purchase Plan.

         1.2 Purpose.

         The purpose of this Plan is to provide an opportunity for eligible employees of the Employer to become stockholders of CCS. It is believed that broad-based employee participation in the ownership of the business will help to achieve the unity of purpose conducive to the continued growth of the Employer and to the mutual benefit of its employees and shareholders.

         1.3 Qualification.

         This Plan is intended to be an employee stock purchase plan which qualifies for favorable Federal income tax treatment under Section 423 of the Code.

         1.4 Rule 16b-3 Compliance.

         This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934, and should be interpreted in accordance therewith.


                                   ARTICLE II

                                   DEFINITIONS

         As used herein, the following words and phrases shall have the meanings specified below:

         2.1 Board of Directors. The Board of Directors of CCS.

         2.2 Closing Market Price. The last sale price of the Stock as reported in the Nasdaq National Market System (or other over-the-counter market or an exchange, if applicable) on the date specified; or if no sales occurred on such day, at the mean between the closing "bid" and "asked" prices on such day; but if there should be any material alteration in the present system of reporting sales prices of such Stock, or if such Stock should no longer be listed on Nasdaq's National Market System (or other over-the-counter market or an exchange), the market value of the Stock as of a particular date shall be determined in such a method as shall be specified by the Plan Administrator.

         2.3 Code. The Internal Revenue Code of 1986, as amended from time to time.

         2.4 Commencement Date. The first day of each Option period. The first Commencement Date shall be January 1, 1999.

         2.5 Contribution Account. As set forth in Article V, the account established on behalf of a Participant to which shall be credited the amount of the Participant's contribution.

         2.6 Effective Date. January 1, 1999.

         2.7 Employee. Each employee of an Employer except:

                  (i)      any employee whose customary employment is twenty
                           (20) hours per week or less, or

                  (ii) any employee whose customary employment is for not more than five months in any calendar year.

         2.8 Employer. CCS and any corporation which is a Subsidiary of CCS (except for a Subsidiary which by resolution of the Board of Directors is expressly not authorized to become a participating Employer). The term "Employer" shall include any corporation into which an Employer may be merged or consolidated or to which all or substantially all of its assets may be transferred, provided such corporation does not affirmatively disavow this Plan.

         2.9 Exercise Date. The last trading date of each Option Period on the Nasdaq National Market System.

         2.10 Exercise Price. The price per share of the Stock to be charged to Participants at the Exercise Date, as determined in Section 6.3.

         2.11 Five-Percent Shareholder. An Employee who owns five percent (5%) or more of the total combined voting power or value of all classes of stock of CCS or any Subsidiary thereof. In determining this five percent test, shares of stock which the Employee may purchase under outstanding options, warrants or other convertible securities, as well as stock attributed to the Employee from members of his family or otherwise under Section 424(d) of the Code, shall be treated as stock owned by the Employee in the numerator, but shares of stock which may be issued under options, warrants or other convertible securities shall not be counted in the total of outstanding shares in the denominator.

         2.12 Grant Date. The first trading date of each Option Period on the Nasdaq National Market System (or other over-the-counter market or an exchange, if applicable).

         2.13 Nasdaq. The National Association of Securities Dealers Automated Quotation System.

         2.14 Option Period. Successive periods of three (3) months (i) commencing on January 1 and ending on March 31; (ii) commencing on April 1 and ending on June 30; (iii) commencing on July 1 and ending on September 30; and
(iv) commencing on October 1 and ending on December 31.

         2.15 Participant. Any Employee of an Employer who has met the conditions for eligibility as provided in Article IV and who has elected to participate in the Plan.

         2.16 Plan. Children's Comprehensive Services, Inc. Employee Stock Purchase Plan.

         2.17 Plan Administrator. The committee composed of one or more individuals to whom authority is delegated by the Board of Directors to administer the Plan. The initial committee shall be the Compensation Committee of the Board of Directors.

         2.18 Stock. Those shares of common stock, par value $.01 per share, of CCS which are reserved pursuant to Section 6.1 for issuance upon the exercise of options granted under this Plan.

         2.19 Subsidiary. Any corporation in an unbroken chain of corporations beginning with CCS each of which (other than the last corporation in the chain) owns stock possessing fifty percent (50%) or more of the combined voting power of all classes of stock in one of the other corporations in such chain.


                                   ARTICLE III

                              SHAREHOLDER APPROVAL

         3.1 Shareholder Approval Required.

         Without the approval of the shareholders of CCS, no amendment to this Plan shall increase the number of shares reserved under the Plan, other than as provided in Section 10.3. Approval by shareholders must comply with applicable provisions of the corporate charter and bylaws of CCS and with Tennessee law prescribing the method and degree of shareholder approval required for issuance of corporate stock or options.

                                   ARTICLE IV

                          ELIGIBILITY AND PARTICIPATION

         4.1 Conditions.

         Each Employee shall become eligible to become a Participant for each Option Period on its Commencement Date if such Employee has been employed by the Employer for a continuous period at least six (6) months prior to the Commencement Date. No Employee who is a Five-Percent Shareholder shall be eligible to participate in the Plan. Notwithstanding anything to the contrary contained herein, no individual who is not an Employee shall be granted an option to purchase Stock under the Plan.

         4.2 Application for Participation.

         Each Employee who becomes eligible to participate shall be furnished a summary of the Plan and an enrollment form. If such Employee elects to participate hereunder, Employee shall complete such form and file it with Employer no later than fifteen (15) days prior to the next Commencement Date or, in the case of the first Commencement Date, no later than December 15, 1998. The completed enrollment form shall indicate the amount of Employee contribution authorized by the Employee. If no new enrollment form is filed by a Participant in advance of any Option Period after the initial Option Period, that Participant shall be deemed to have elected to continue to participate with the same contribution previously elected (subject to the limit of fifteen percent (15%) of base pay specified in Section 5.1). If any Employee does not elect to participate in any given Option Period, such Employee may elect to participate on any future Commencement Date so long as such Employee continues to meet the eligibility requirements.

         4.3 Date of Participation.

         All Employees who elect to participate shall be enrolled in the Plan commencing with the first pay date after the Commencement Date following their submission of the enrollment form. Upon becoming a Participant, the Participant shall be bound by the terms of this Plan, including any amendments whenever made.

         4.4 Acquisition or Creation of Subsidiary.

         If the stock of a corporation is acquired by CCS or another Employer so that the acquired corporation becomes a Subsidiary, or if a Subsidiary is created, the Subsidiary in either case shall automatically become an Employer and its Employees shall become eligible to participate in the Plan on the first Commencement Date after the acquisition or creation of the Subsidiary, as the case may be. In the case of an acquisition, credit shall be given to Employees of the acquired Subsidiary for service with such corporation prior to the acquisition for purposes of satisfying the requirement of Section 4.1 of six (6) months continuous employment. Notwithstanding the foregoing, the Board of Directors may by appropriate resolutions (i) provide that the acquired or newly created Subsidiary shall not be a participating Employer, (ii) specify that the acquired or newly created Subsidiary will become a participating Employer on a date other than the first Commencement Date after the acquisition or creation, or (iii) attach any condition whatsoever (including denial of credit for prior service) to eligibility of the employees of the acquired or newly created Subsidiary.


                                    ARTICLE V

                              CONTRIBUTION ACCOUNT

         5.1 Employee Contributions.

         The enrollment form signed by each Participant shall authorize the Employer to deduct from the Participant's compensation an after-tax amount in an exact number of dollars during each payroll period not less than ten dollars ($10.00) for a bi-weekly payroll period, not less than Twenty Dollars ($20.00) for a monthly payroll period, nor more than an amount which is fifteen percent (15%) of the Participant's base pay on the Commencement Date. The dollar amount deducted each payday shall be credited to the Participant's Contribution Account. Participant contributions will not be permitted to commence at any time during the Option Period other than on a Commencement Date. No interest will accrue on any contributions or on the balance in a Participant's Contribution Account.

         5.2 Modification of Contribution Rate.

         No change shall be permitted in a Participant's amount of withholding except upon a Commencement Date, and then only if the Participant files a new enrollment form with the Employer at least fifteen (15) days in advance of the Commencement Date designating the desired withholding rate. Notwithstanding the foregoing, a Participant may notify the Employer at any time that the Participant wishes to discontinue the Participant's contributions (except during the last 15 days of the Option Period). This notice shall be in writing and on such forms as provided by the Employer and shall become effective as of a date provided on the form not more than thirty (30) days following its receipt by the Employer. The Participant shall become eligible to recommence contributions on the next Commencement Date.

         5.3 Withdrawal of Contributions.

         A Participant may elect to withdraw the balance of his Contribution Account at any time during the Option Period prior to the Exercise Date (except during the last 15 days of the Option Period). The option granted to a Participant shall be canceled upon his withdrawal of the balance in his Contribution Account. This election to withdraw must be in writing on such forms as may be provided by the Employer. If contributions are withdrawn in this manner, further contributions during that Option Period will be discontinued in the same manner as provided in
Section 5.2, and the Participant shall become eligible to recommence contributions on the next Commencement Date.

                                   ARTICLE VI

                        ISSUANCE AND EXERCISE OF OPTIONS

         6.1 Reserved Shares of Stock.

         CCS shall reserve Three Hundred and Fifty Thousand (350,000) shares of Stock for issuance upon exercise of the options granted under this Plan.

         6.2 Issuance of Options.

         On the Grant Date each Participant shall be deemed to receive an option to purchase Stock with the number of shares and Exercise Price determined as provided in this Article VI, subject to the maximum limit specified in Section 6.6(a). All such options shall be automatically exercised on the following Exercise Date, except for options which are canceled when a Participant withdraws the balance of his Contribution Account or which are otherwise terminated under the provisions of this Plan.

         6.3 Determination of Exercise Price.

         The Exercise Price of the options granted under this Plan for any Option Period shall be the lesser of

                  (i) eighty-five percent (85%) of the Closing Market Price of the Stock on the Exercise Date;

                  (ii) eighty-five percent (85%) of the Closing Market Price of the Stock on the Grant Date.

         6.4 Purchase of Stock.

         On an Exercise Date, all options shall be automatically exercised, except that the options of a Participant who has terminated employment pursuant to Section 7.1 or who has withdrawn all his contribution shall expire. The Contribution Account of each Participant shall be used to purchase the maximum number of shares of Stock (including fractional shares) determined by dividing the Exercise Price into the balance of the Participant's Contribution Account.

         6.5 Terms of Options.

         Options granted under this Plan shall be subject to such amendment or modification as the Employer shall deem necessary to comply with any applicable law or regulation, including but not limited to Section 423 of the Code, and shall contain such other provisions as the Employer shall from time to time approve and deem necessary.

         6.6 Limitations on Options.

         The options granted hereunder are subject to the following limitations:

                  (a) No Participant shall be permitted to purchase during any calendar year Stock under this Plan (and any other plan of the Employer or Subsidiary which is qualified under Section 423 of the Code) having a market value in excess of $25,000 (as determined on the Grant Date for the Option Period during which each such share of Stock is purchased).

                  (b) No option may be granted to a Participant if the Participant immediately after the option is granted would be a Five-Percent Shareholder.

                  (c) No Participant may assign, transfer or otherwise alienate any options granted to him under this Plan, otherwise than by will or the laws of descent and distribution, and such options must be exercised during the Participant's lifetime only by the Participant.

         6.7 Pro-Rata Reduction of Optioned Stock.

         If the total number of shares of Stock to be purchased under option by all Participants on an Exercise Date exceeds the number of shares of Stock remaining authorized for issuance under Section 6.1, a pro-rata allocation of the shares of Stock available for issuance will be made among Participants in proportion to their respective Contribution Account balances on the Exercise Date, and any money remaining in the Contribution Accounts shall be returned to the Participants.

         6.8 State Securities Laws.

         Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to issue shares of Stock to any Participant if to do so would violate any State securities law applicable to the sale of Stock to such Participant. In the event that the Company refrains from issuing shares of Stock to any Participant in reliance on this Section, the Company shall return to such Participant the amount in such Participant's Contribution Account that would otherwise have been applied to the purchase of Stock.

                                   ARTICLE VII

                          TERMINATION OF PARTICIPATION

         7.1 Termination of Employment.

         Any Employee whose employment with the Employer is terminated during the Option Period prior to the Exercise Date for any reason except death, disability or retirement at or after age 65 shall cease being a Participant immediately. The balance of that Participant's Contribution Account shall be paid to such Participant as soon as practical after his termination. The option granted to such Participant shall be null and void.

         7.2 Death.

         If a Participant should die while employed by the Employer, no further contributions on behalf of the deceased Participant shall be made. The legal representative of the deceased Participant may elect to withdraw the balance in said Participant's Contribution Account by notifying the Employer in writing prior to the Exercise Date in the Option Period during which the Participant died. In the event no election to withdraw is made prior to the Exercise Date, the balance accumulated in the deceased Participant's Contribution Account shall be used to purchase shares of Stock in accordance with Section 6.4. Any money remaining which is insufficient to purchase a whole share shall be paid to the legal representative.

         7.3 Retirement.

         If a Participant shall retire from the employment of the Employer at or after attaining age 65, no further contributions on behalf of the retired Participant shall be made. The Participant may elect to withdraw the balance in his Contribution Account by notifying the Employer in writing prior to the Exercise Date in the Option Period during which the Participant retired. In the event no election to withdraw is made prior to the Exercise Date, the balance accumulated in the retired Participant's Contribution Account shall be used to purchase shares of Stock in accordance with Section 6.4, and any money remaining which is insufficient to purchase a whole share shall be paid to the retired Participant.

         7.4 Disability.

         If a Participant should terminate employment with the Employer on account of disability, as determined by reference to the definition of "disability" in the Employer's long-term disability plan, no further contributions on behalf of the disabled Participant shall be made. The Participant may elect to withdraw the balance in his Contribution Account by notifying the Employer in writing prior to the Exercise Date in the Option Period during which the Participant became disabled. In the event no election to withdraw is made prior to the Exercise Date, the balance accumulated in the disabled Participant's Contribution Account shall be used to purchase shares of Stock in accordance with Section 6.4, and any money remaining which is insufficient to purchase a whole share shall be paid to the disabled Participant.

                                  ARTICLE VIII

                               OWNERSHIP OF STOCK

         8.1 Stock Certificates.

         Stock purchased through exercise of the options granted hereunder shall be uncertificated. However, certificates will be issued as soon as practical at the written request of the Participant, in the name of the Participant, jointly in the name of the Participant and a member of the Participant's family, or to the Participant as custodian for the Participant's child under the applicable jurisdiction's Gifts to Minors Act.

         8.2 Premature Sale of Stock.

         If a Participant (or former Participant) sells or otherwise disposes of any shares of Stock obtained under this Plan

                  (i) prior to two (2) years after the Grant Date of the option under which such shares were obtained; or

                  (ii) prior to one (1) year after the Exercise Date on which such shares were obtained,

that Participant (or former Participant) must notify the Employer immediately in writing concerning such disposition.

         8.3 Restrictions on Sale. Participants may not sell, transfer, or otherwise dispose of any shares of Stock obtained under this Plan until the earlier of (i) one year from the Exercise Date for such shares of Stock or (ii) Participant's termination of employment with Employer for any reason, including death, retirement or disability. In the event that a Participant requests the issuance of a certificate pursuant to Section 8.1, such certificate will contain the following legend:

         THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE WERE ISSUED PURSUANT TO THE CHILDREN'S COMPREHENSIVE SERVICES, INC. EMPLOYEE STOCK PURCHASE PLAN (THE "PLAN") AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF BY THE HOLDER HEREOF UNTIL THE EARLIER OF (i) ONE YEAR FROM THE EXERCISE DATE (AS SUCH TERM IS DEFINED IN THE PLAN) OR
         (ii) THE HOLDER'S TERMINATION OF EMPLOYMENT WITH EMPLOYER (AS SUCH TERM IS

         DEFINED IN THE PLAN) FOR ANY REASON, INCLUDING DEATH,
         RETIREMENT OR DISABILITY.

                                   ARTICLE IX

                          ADMINISTRATION AND AMENDMENT

         9.1 Administration.

         The Plan Administrator shall (i) administer the Plan and keep records of the Contribution Account balance of each Participant, (ii) interpret the Plan, and (iii) determine all questions arising as to eligibility to participate, amount of contributions permitted, determination of the Exercise Price, and all other matters of administration. The Plan Administrator shall have such duties, powers and discretionary authority as may be necessary to discharge the foregoing duties, and may delegate any or all of the foregoing duties to any individual or individuals (including officers or other Employees who are Participants). The Board of Directors shall have the right at any time and without notice to remove or replace any individual or committee of individuals serving as Plan Administrator. All determinations by the Plan Administrator shall be conclusive and binding on all persons. Any rules, regulations, or procedures that may be necessary for the proper administration or functioning of this Plan that are not covered in this Plan document shall be promulgated and adopted by the Plan Administrator.

         9.2 Amendment.

         The Board of Directors of the Employer may at any time amend the Plan in any respect, including termination of the Plan, without notice to Participants. If the Plan is terminated, all options outstanding at the time of termination shall become null and void and the balance in each Participant's Contribution Account shall be paid to that Participant. Notwithstanding the foregoing, no amendment of the Plan as described in Section 3.1 shall become effective until and unless such amendment is approved by the shareholders of CCS.

                                    ARTICLE X

                                  MISCELLANEOUS

         10.1 Expenses.

         The Employer will pay all expenses of administering this Plan that may rise in connection with the Plan.

         10.2 No Contract of Employment.

         Nothing in this Plan shall be construed to constitute a contract of employment between an Employer and any Employee or to be an inducement for the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the service of an Employer or to interfere with the right of an Employer to discharge any Employee at any time, with or without cause, regardless of the effect which such discharge may have upon him as a Participant of the Plan.

         10.3 Adjustment Upon Changes in Stock.

         The aggregate number of shares of Stock reserved for purchase under the Plan as provided in Section 6.1, and the calculation of the Exercise Price as provided in Section 6.3, shall be adjusted by the Plan Administrator (subject to direction by the Board of Directors) in an equitable manner to reflect changes in the capitalization of CCS, including, but not limited to, such changes as result from merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, combination of shares, exchange of shares and change in corporate structure. If any adjustment under this Section 10.3 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares available under the Plan and the number of shares covered under any options granted pursuant to the Plan shall be the next lower number of shares, rounding all fractions downward.

         10.4 Employer's Rights.

         The rights and powers of any Employer shall not be affected in any way by its participation in this Plan, including but not limited to the right or power of any Employer to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         10.5 Limit on Liability.

         No liability whatever shall attach to or be incurred by any past, present or future shareholders, officers or directors, as such, of CCS or any Employer, under or by reason of any of the terms, conditions or agreements contained in this Plan or implied therefore, and any and all liabilities of any and all rights and claims against CCS, an Employer, or any shareholder, officer or director as such, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to this Plan, are hereby expressly waived and released by every Participant as a part of the consideration for any benefits under this plan; provided, however, no waiver shall occur, solely by reason of this Section 10.5, of any right which is not susceptible to advance waiver under applicable law.

         10.6 Gender and Number.

         For the purposes of the Plan, unless the contrary is clearly indicated, the use of the masculine gender shall include the feminine, and the singular number shall include the plural and vice versa.

         IN WITNESS WHEREOF, the Employer has adopted this Plan effective January 1, 1999.

Date:  ____________, 1998                 CHILDREN' COMPREHENSIVE SERVICES, INC.

                                          By:
                                                 -------------------------------
                                          Title:
                                                 -------------------------------

                                                                      APPENDIX B


                    CHILDREN'S COMPREHENSIVE SERVICES, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON WEDNESDAY, NOVEMBER 11, 1998

    The undersigned hereby appoints William J Ballard and John C. Edmunds and each of them, as proxies, with full power of substitution, to vote all shares of the undersigned as shown below on this proxy at the Annual Meeting of Shareholders of Children's Comprehensive Services, Inc. (the "Company"), to be held on Wednesday, November 11, 1998, at the Loews Vanderbilt Plaza, located at 2100 West End Avenue, Nashville, Tennessee, at 10:00 a.m., local time, and any adjournments thereof.

(1) ELECTION OF DIRECTORS:

    [ ] FOR all of the following nominees (except as indicated to the contrary below):

    William J Ballard, Amy S. Harrison, Martha A. Petrey, Ph.D., Thomas B. Clark, Joseph A. Fernandez, Ed.D., and David L. Warnock.

    [ ] AGAINST the following nominee(s); (please print name(s)):

    ----------------------------------------------------------------------------

    [ ] WITHHOLD AUTHORITY (ABSTAIN) to vote for the following nominee(s); (please print name(s)):

    ----------------------------------------------------------------------------

    [ ] AGAINST all nominees

    [ ] WITHHOLD AUTHORITY (ABSTAIN) to vote for all nominees.

(2) For approval of the Employee Stock Purchase Plan.

    [ ]  FOR           [ ]  AGAINST           [ ]  WITHHOLD AUTHORITY (ABSTAIN)

(3) To ratify the selection of Ernst & Young LLP as the Company's independent auditors for the 1999 fiscal year.

    [ ]  FOR           [ ]  AGAINST           [ ]  WITHHOLD AUTHORITY (ABSTAIN)

(4) In their discretion on any other matter which may properly come before the meeting or any adjournment thereof.

                    (PLEASE DATE AND SIGN THIS PROXY BELOW.)

    Your shares will be voted in accordance with your instructions. If no choice is specified, your shares will be voted FOR the nominees in the election of directors, FOR approval of the Employee Stock Purchase Plan and FOR the ratification of the selection of Ernst & Young LLP as the Company's independent auditors for the 1999 fiscal year.

                                                 Date:                    , 1998
                                                      --------------------
                                                 PLEASE SIGN HERE AND RETURN
                                                 PROMPTLY

                                                 -------------------------------

                                                 -------------------------------

                                                 Please sign exactly as your
                                                 name appears at left. If
                                                 registered in the names of two
                                                 or more persons, each should
                                                 sign. Executors,
                                                 administrators, trustees,
                                                 guardians, attorneys, and
                                                 corporate officers should show
                                                 their full titles.

--------------------------------------------------------------------------------

 If you have changed your address, please PRINT your new address on this line.